Quarterly Holdings Report
for
Fidelity Freedom® Index 2020 Fund
December 31, 2024
FRX-X20-NPRT3-0325
1.906839.115
Bond Funds - 53.7%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	32,218,129	311,227,131
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	66,318,890	488,770,216
Fidelity Series Bond Index Fund (a)	256,764,213	2,277,498,567
Fidelity Series International Developed Markets Bond Index Fund (a)	39,767,225	345,179,513
Fidelity Series Long-Term Treasury Bond Index Fund (a)	46,254,801	245,612,995
TOTAL BOND FUNDS (Cost $4,244,233,778)		3,668,288,422

Domestic Equity Funds - 26.2%
	Shares	Value ($)
Fidelity Series Total Market Index Fund (a) (Cost $914,868,404)	93,407,484	1,793,423,697

International Equity Funds - 17.6%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $954,917,476)	84,698,014	1,201,017,840

Short-Term Funds - 2.5%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $171,771,386)	17,238,955	171,527,601

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $6,285,791,044)	6,834,257,560
NET OTHER ASSETS (LIABILITIES) - 0.0%	(455,595)
NET ASSETS - 100.0%	6,833,801,965

Legend

(a)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	118,317	118,317	147	-	-	-	-	0.0%
Total	-	118,317	118,317	147	-	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	271,359,025	73,461,852	36,308,584	8,229,181	(94,198)	2,809,036	311,227,131	32,218,129
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	550,529,346	30,613,175	77,707,317	17,522,837	(17,018,877)	2,353,889	488,770,216	66,318,890
Fidelity Series Bond Index Fund	2,386,723,801	209,046,458	303,268,023	64,002,519	(10,873,206)	(4,130,463)	2,277,498,567	256,764,213
Fidelity Series Global ex U.S. Index Fund	1,323,106,730	139,804,778	236,893,601	35,247,242	27,906,139	(52,906,206)	1,201,017,840	84,698,014
Fidelity Series International Developed Markets Bond Index Fund	363,852,401	33,931,896	50,506,100	12,618,671	(1,594,377)	(504,307)	345,179,513	39,767,225
Fidelity Series Long-Term Treasury Bond Index Fund	267,299,419	30,428,253	38,333,545	6,903,432	(9,442,223)	(4,338,909)	245,612,995	46,254,801
Fidelity Series Total Market Index Fund	1,985,964,627	82,349,946	478,802,053	23,554,876	183,285,587	20,625,590	1,793,423,697	93,407,484
Fidelity Series Treasury Bill Index Fund	149,562,516	41,667,980	20,026,495	5,981,317	(16,569)	340,169	171,527,601	17,238,955
	7,298,397,865	641,304,338	1,241,845,718	174,060,075	172,152,276	(35,751,201)	6,834,257,560	636,667,711

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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